Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third party due diligence provider, performed the review described below on behalf of its client, Sutton Funding LLC. The review included a total of 395 newly originated residential mortgage loans, in connection with the securitization identified as Barclays Mortgage Loan Trust 2023-NQM1 (the “Securitization”). The Review was conducted from June 2022 through November 2022 on mortgage loans originated between May 2022 and August 2022.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower’s occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation product was not required when the CU score provided was 2.5 or below. In the event the CU score was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, CDA’s were ordered on loans that had an acceptable CU score based on guidance from the seller.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (395 loans in total):

Three-hundred and ninety-five (395) loans had a Secondary Appraisal, thirty-six (36) loans had AVMs, and one-hundred and seven (107) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were eight (8) occurrences of this.

One (1) loan had a Field Review or BPO, and six (6) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 395 mortgage loans reviewed, twenty-one (21) unique mortgage loans (5.32% by loan count) had a total of twenty-five (25) different tape discrepancies across seven (7) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Original Collateral Value	8	32.00%
Property Type	6	24.00%
Original CLTV	3	12.00%
Originator DTI	2	8.00%
Sales Price	2	8.00%
First Payment Date of Loan	2	8.00%
Original LTV	2	8.00%
Grand Total	25	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	232	$111,044,390.00	58.73%
Event Grade B	162	$78,010,435.00	41.01%
Event Grade C	1	$530,000.00	0.25%
Event Grade D	0	$0.00	0%
Total Sample	395	$189,584,825.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	321	81.27%
Event Grade B	74	18.73%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	395	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	281	71.14%
Event Grade B	114	28.86%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	395	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	385	97.47%
Event Grade B	9	2.28%
Event Grade C	1	0.25%
Event Grade D	0	0%
Total Sample	395	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	203
		Hazard Insurance Coverage is Not Sufficient	19
		Borrower Income Verification does not match Approval	17
		Housing history does not meet guidelines	12
		Final Loan Application is Partial	10
		Asset Documents are Incomplete	9
		Borrower Employment Verification does not meet guidelines	8
		Fraud Report Shows Uncleared Alerts	8
		Borrower Liabilities Verification Indicator is Partial	8
		Hazard Insurance Effective Date is after the Note Date	6

	All Interested Parties Not Checked against Exclusionary Lists	5
	Borrower Income Verification is less than 12 months	5
	Liquid Reserves are less than Guidelines Required	4
	Qualifying DTI exceeds Guideline Maximum Allowable	4
	Transmittal Summary is Missing	4
	Title Policy is Partial	3
	Property is located in a FEMA disaster area	3
	Underwriting CLTV exceeds Guideline Maximum Allowable	3
	Final Loan Application is Not Executed	3
	Hazard Insurance Indicator is Partial	3
	Borrower residency documentation not provided or issue with documentation	3
	Underwriting LTV exceeds Guideline Maximum Allowable	3
	Fraud Report is Only Partially Available	2
	Fully Executed Purchase Contract is Partial	2
	Transmittal Summary is Partial	2
	DSCR is less than guideline minimum	2
	Flood Certificate is Missing	2
	Note Document Indicator is Missing	2
	Final Loan Application is Missing	2
	Note Document Indicator is Partial	2
	Underwriting FICO does not meet Guideline Minimum Required	2
	Payment shock exceeds lender guidelines	2
	Appraisal date is greater than 120 days from Origination date.	2
	Insufficient cash to close.	2
	Minimum Trade Line Requirement Not Met	2
	Note is not executed by all borrowers	1
	Borrower 2 Income Verification is less than 12 months	1
	Partial Bankruptcy documentation provided.	1
	Prepayment Penalty Indicator is Missing	1
	Downpayment source is from an unacceptable source	1
	Total Credit Grade (A) Exceptions:	374
B	Underwriting FICO does not meet Guideline Minimum Required	14
	Underwriting LTV exceeds Guideline Maximum Allowable	12
	Underwriting CLTV exceeds Guideline Maximum Allowable	12
	Housing history does not meet guidelines	10
	Minimum Trade Line Requirement Not Met	9
	Payment shock exceeds lender guidelines	6
	Borrower Income Verification does not match Approval	5
	Liquid Reserves are less than Guidelines Required	4
	DSCR is less than guideline minimum	4

		Transmittal Summary is Partial	3
		Borrower Employment Verification does not meet guidelines	3
		Loan amount is less than the minimum required loan amount	3
		Borrower Liabilities Verification Indicator is Partial	3
		Qualifying DTI exceeds Guideline Maximum Allowable	2
		Cash to Borrower Exceeds Maximum Allowable	2
		Borrower Credit Report Indicator is Partial	1
		The transmittal summary is Partial. Borrower has owned subject property for less than 6 months. No sales contract provided to support delayed financding showing borrower paid cash for subject property. Client to provide supporting documentation.	1
		CoBorrower Credit Report Indicator is Partial	1
		CoBorrower Income Verification does not match Approval	1
		Borrower(s) have not met the minimum tradeline requirement per lender guidelines. Only 1 of 3 required trade lines open for at least 24 months; only 1 of at least 2 trade lines must have activity in the past 12 months.	1
		Overdraft/NSF Count Exceeds Tolerance	1
		Final Loan Application is Not Executed	1
		Appraisal date is greater than 120 days from Origination date.	1
		Unresolved derogatory credit	1
		CoBorrower Liabilities Verified Indicator is Partial	1
		Loan amount is greater than the maximum loan amount allowed per guidelines	1
		Total Credit Grade (B) Exceptions:	103
Compliance	A	No Compliance Findings	246
		Reimbursement Amount Test	21
		Charges That Cannot Increase Test	20
		TRID Monitor Timing of Disclosures Finding	15
		Consummation or Reimbursement Date Validation Test	14
		Initial Closing Disclosure Delivery Date Test	8
		TILA Finance Charge Test	6
		TX Constitution A6 Required Fees Test	5
		Homeownership Counseling Disclosure is Missing	4
		TRID Total of Payments Test	4
		Late Fees Test	4
		Lender Credits That Cannot Decrease Test	4
		NC RSHL Average Prime Offer Rate APR Threshold Exceeded	3
		Charges That In Total Cannot Increase More Than 10% Test	3
		The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	2
		Revised Loan Estimate Delivery Date Test (prior to consummation)	2
		High-Cost Mortgage Late Fee Test	2
		Right to Cancel is Missing	2
		High-Cost Mortgage Timing of Disclosure Test	2

	Security Instrument Indicator is Missing	2
	Security Instrument Indicator is Partial	2
	Originator NMLS is Not Active	2
	Intent to Proceed is Missing	2
	High-Cost Mortgage Financing of Points and Fees Test	2
	High-Cost Mortgage Pre-Loan Counseling Date Test	2
	Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	2
	Affiliated Business Disclosure is Missing	2
	Tex. Const. art. XVI § 50(f)(2) - Texas F2 Notice for Non Home Equity was not provided	1
	Lender NMLS Status is Not Active	1
	TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
	eSigned Documents Consent is Missing	1
	Initial Loan Estimate Delivery Date Test (from application)	1
	Higher-Priced Mortgage Loan	1
	TILA APR Test	1
	Nonprime Home Loan (Oct. 1 2009 and after)	1
	TRID “Section A. Origination Charges” Validation Test	1
	Notice of Special Flood Hazards is Missing	1
	DTI Provided Test	1
	Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
	CT Average Prime Offer Rate APR Threshold	1
	Higher-Priced Mortgage Loan Appraiser License Status Alert (12 CFR 1026.35(c)(1))	1
	CT NPHLA Average Prime Offer Rate APR Threshold	1
	Qualified Mortgage Balloon Payment Loan	1
	High-Cost Mortgage Points and Fees Threshold Test	1
	Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
	TILA Right of Rescission Test	1
	High-Cost Mortgage APR Threshold Test	1
	TRID Initial Loan Estimate Date and Initial Closing Disclosure Date Validation Test	1
	Revised Closing Disclosure Waiting Period Required Finding	1
	TRID Post-Consummation Reason for Redisclosure Validation Test	1
	High-Cost Mortgage Date the Rate Was Set Validation Test	1
	N.C. Gen. Stat. § 24-10.2(c) - Tangible Net Benefit Disclosure or worksheet when applicable is missing or no evidence it was provided prior to or at consummation or unable to validate tangible net benefit criteria	1
	Initial Escrow Account Disclosure is Missing	1
	MD Credit Regulations Mortgage Loan DTI Provided Test	1
	Total Compliance Grade (A) Exceptions:	410
B	Higher-Priced Mortgage Loan	110

		Higher-Priced Mortgage Loan Test	3
		CA AB 260 Higher-Priced Mortgage Loan Test	3
		NC Rate Spread Home Loan Test	2
		Brokerage/Finder Fee Test	1
		Qualified Mortgage Safe Harbor Threshold	1
		Affiliated Business Disclosure is Missing	1
		Higher-Priced Mortgage Loan ( 12 CFR §1026.35(a)(1) )The loan is a higher-priced mortgage loan due to the following findings:The loan has a date creditor received application on or after the effective date of June 1, 2013, and either:The loan is secured by a first lien with a principal obligation at consummation that does not exceed the limit in effect as of the date the transaction’s interest rate is set for the maximum principal obligation eligible for purchase by Freddie Mac and the APR exceeds the Average Prime Offer Rate (5.310%) by 1.5% or more; orThe loan is secured by a first lien with a principal obligation at consummation that exceeds the limit in effect as of the date the transaction’s interest rate is set for the maximum principal obligation eligible for purchase by Freddie Mac and the APR exceeds the Average Prime Offer Rate (5.310%) by 2.5% or more; orThe loan is a subordinate lien and the APR exceeds the Average Prime Offer Rate (5.310%) by 3.5% or more.; Change severity of ‘Higher-Priced Mortgage Loan’ from Material to Non-Material.;	1
		Total Compliance Grade (B) Exceptions:	122
Property	A	Third Party Valuation Product not Provided	39
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	32
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	30
		No Property Findings	19
		Appraisal guideline violation	3
		Is Completion Certificate in file is No	2
		Third Party Desk Review variance to appraised value exceeds 10%	2
		UCDP Summary Report is Missing	2
		Third Party AVM to appraised value exceeds 10% allowable variance	2
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	1
		Title Issues Present	1
		Appraiser’s License was Inactive at time of origination	1
		Origination Appraisal is Partial	1
		Total Property Grade (A) Exceptions:	135
	B	Appraisal guideline violation	7
		Origination Appraisal is Partial	1
		Title Issues Present	1
		Appraisal guideline violation: Per Sitex Property only 925 sqft not eligible per ICF guidelines - less than 1000 sq ft.	1
		Total Property Grade (B) Exceptions:	10
	C	Third Party Desk Review variance to appraised value exceeds 10%	1
		Total Property Grade (C) Exceptions:	1

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.